MODIFICATION AGREEMENT TO
                                PROMISSORY NOTES

This MODIFICATION AGREEMENT is made as of December 1st, 2004 between Infinite Group, Inc., a Delaware corporation with offices at 595 Blossom Road, Suite 309, Rochester, NY 14610 ("Borrower") and Northwest Hampton Holdings, LLC, a New York limited liability company with an address at 6640 Golf View Rise, Victor, NY 14564 ("NWHH").

WHEREAS, NWHH is the holder of eight (8) Promissory Notes originally issued by the Borrower to Northeast Hampton Holdings, LLC ("NEHH"), as described in more detail in the attached Schedule A (collectively, the Notes); and

WHEREAS, NEHH has assigned the Notes to NWHH pursuant to an Assignment of Promissory Notes dated December 1, 2004; and

WHEREAS, the parties desire to modify the terms and conditions of the Promissory Notes as follows:

NOW, THEREFORE, the parties agree as follows:

      1) The Notes and each of them are modified to provide that the time at which the entire principal balance and accrued interest shall be due and payable is January 1, 2007.

      2) The Notes and each of them are modified to provide that the holder shall have the right in its sole discretion upon written notice to the Borrower at any time after September 1, 2005 to convert all or part of the principal amount of the Notes, together with accrued and unpaid interest, for common stock of the Borrower at the conversion rate of $.05 per share, as adjusted to reflect stock splits, distributions, recapitalizations, etc.

      3) Except as modified by this Agreement, all of the terms, covenants and conditions of the Notes shall remain the same.

In witness whereof, Borrower and NWHH have executed this Agreement under the day and year first written above.

INFINITE GROUP, INC.


-----------------------------------------
By: Michael S. Smith, President



NORTHWEST HAMPTON HOLDINGS, LLC



---------------------------------
By: James A. Villa, President

                   PROMISSORY NOTES OF INFINITE GROUP, INC.
                 IN FAVOR OF NORTHEAST HAMPTON HOLDINGS, LLC

Holder                        Principal Amt                   Date

Northeast Hampton

Holdings, LLC                  $100,000                       1/16/03
Northeast Hampton
Holdings, LLC                  $100,000                       7/17/03
Northeast Hampton
Holdings, LLC                  $    800                       9/10/03
Northeast Hampton
Holdings, LLC                  $  3,000                       11/5/03
Northeast Hampton
Holdings, LLC                  $ 40,000                       11/6/03
Northeast Hampton
Holdings, LLC                  $ 50,000                      11/21/03
Northeast Hampton
Holdings, LLC                  $  2,000                       1/30/04
Northeast Hampton
Holdings, LLC                  $ 22,000                       3/11/04